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Exhibit (a)(1)(ii)

        The Instructions accompanying the Letter of Transmittal should be read carefully before completing this Letter of Transmittal. The Depositary or your broker or other financial advisor will assist you in completing this Letter of Transmittal.

OFFER TO PURCHASE FOR CASH
UP TO 2,000,000 OF COMMON SHARES OF EPSILON ENERGY LTD.
AT A PURCHASE PRICE OF US$3.06 PER COMMON SHARE

LETTER OF TRANSMITTAL

To Deposit Common Shares
of Epsilon Energy Ltd.
Pursuant to the Offer to Purchase
Dated May 19, 2020

THE OFFER WILL BE OPEN FOR ACCEPTANCE COMMENCING ON MAY 19, 2020 UNTIL
5:00 P.M. (EASTERN STANDARD TIME) ON JUNE 30, 2020 UNLESS EXTENDED, VARIED OR WITHDRAWN
BY THE COMPANY (THE "EXPIRATION DATE")

The Depositary is:

COMPUTERSHARE TRUST COMPANY OF CANADA
North American Toll Free: 1-800-564-6253
Overseas: 1-514-982-7555
Email: corporateactions@computershare.com

By Regular Mail:	By Hand, Registered Mail or by Courier:
Computershare Trust Company of Canada	Computershare Trust Company of Canada
P.O. Box 7021	100 University Avenue
31 Adelaide Street East	8th Floor
Toronto, Ontario M5C 3H2	Toronto, Ontario M5J 2Y1
Attention: Corporate Actions	Attention: Corporate Actions

This Letter of Transmittal is to be used only if certificates for Common Shares or uncertificated
Common Shares held through a Director Registration System (DRS) advice are to be tendered pursuant to Section 5 of the Offer to Purchase "Procedure for Depositing Common Shares" (as defined below).

        This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany the certificates for the Common Shares of Epsilon Energy Ltd., a corporation organized under the laws of Alberta ("Epsilon" or the "Company"), deposited pursuant to Section 5 the offer to purchase "Procedure for Depositing Common Shares" dated May 19, 2020 (the "Offer to Purchase") and must be delivered or sent to and received by Computershare Trust Company of Canada (the "Depositary") at one of the addresses set forth above on or prior to the Expiration Date. Terms capitalized and not defined herein have the same meaning in this Letter of Transmittal as they have in the Offer to Purchase and accompanying issuer bid circular (the "Circular" and, together with the Offer to Purchase, the "Offer and Circular").

        PLEASE NOTE HOWEVER, THAT IF YOU HOLD YOUR COMMON SHARES (UNCERTIFICATED) THROUGH A DRS ADVICE, YOU ARE ONLY REQUIRED TO COMPLETE THIS LETTER OF TRANSMITTAL AND MAIL IT BACK TO THE DEPOSITARY.

        SHAREHOLDERS WHO ACCEPT THE OFFER THROUGH A BOOK-ENTRY TRANSFER THROUGH CDS OR THROUGH DTC'S ATOP PROCEDURES (EACH AS DESCRIBED IN THE OFFER AND CIRCULAR) WILL BE DEEMED TO HAVE COMPLETED AND SUBMITTED A LETTER OF TRANSMITTAL AND WILL BE BOUND BY THE TERMS HEREOF.

        The terms and conditions of the Offer and Circular are incorporated by reference in this Letter of Transmittal. Capitalized terms used and not defined in this Letter of Transmittal have the meanings ascribed to them in the Offer and Circular that accompanies this Letter of Transmittal. In the case of any inconsistency between the terms of this Letter of Transmittal and the Offer and Circular, the terms of the Offer and Circular shall prevail. Shareholders should carefully consider the income tax consequences of having Common Shares being purchased under the Offer. See Section 15, "Canadian Federal Income Tax Considerations" and Section 16, "United States Federal Income Tax Considerations" of Circular accompanying this Letter of Transmittal. Please also read carefully the instructions set forth below before completing this Letter of Transmittal.

        Shareholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents with this Letter of Transmittal to the Depositary by the Expiration Date must deposit their Common Shares according to the guaranteed delivery procedure set forth in Section 5 of the Offer to Purchase, "Procedure for Depositing Common Shares." See Instruction 2 in this Letter of Transmittal.

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN PROVIDED HEREIN DOES NOT CONSTITUTE A VALID DELIVERY.

TO:	Epsilon Energy Ltd.
AND TO:	Computershare Trust Company of Canada

        The undersigned delivers to Epsilon the enclosed certificate(s) for Common Shares and, subject only to the provisions of the Offer and Circular regarding withdrawal, irrevocably accepts the Offer and Circular for such Common Shares upon the terms and conditions contained in the Offer and Circular. The following are the details of the enclosed certificate(s):

NAME(S) OF REGISTERED OWNER(S) (Please Fill in Exactly as Name(s) Appear(s) on Share Certificate(s) or DRS advice(s)

DESCRIPTION OF COMMON SHARES DEPOSITED (Attach signed list if necessary)

Share Certificate Number(s) (except in the case of DRS holders*)	Number of Common Shares or represented by Certificate(s) or held by DRS advice	Number of Common Shares Deposited**

TOTAL:

*
DRS advice shareholders do not need to provide certificates of Common Shares. They do need to complete this Letter of Transmittal. Shareholders who accept the Offer through a book-entry transfer through CDS or through DTC's ATOP procedures will be deemed to have completed and submitted a Letter of Transmittal and will be bound by the terms hereof.

**
If you wish to deposit fewer than all Common Shares evidenced by any certificates or DRS advice position listed above, indicate in the third column the number of Common Shares you wish to deposit. Otherwise, the number of Common Shares evidenced by all certificates and DRS advise positions referenced above will be deemed to have been deposited.

        SHAREHOLDERS SHOULD CAREFULLY CONSIDER THE INCOME TAX CONSEQUENCES OF TENDERING COMMON SHARES UNDER THE OFFER. SEE SECTION 15, "CANADIAN FEDERAL INCOME TAX CONSIDERATIONS" AND SECTION 16, "UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS" OF THE CIRCULAR.

        Subject to and effective upon acceptance for purchase of the Common Shares tendered or deemed to have been tendered hereby in accordance with the terms of the Offer and Circular, the undersigned hereby sells, assigns and transfers to, or upon the order of, Epsilon all rights, title and interest in and to all Common Shares tendered or deemed to have been tendered hereby, and in and to any and all rights, benefits and claims in respect thereof or arising, or having arisen as a result of the undersigned's status as a Shareholder of Epsilon and in and to any and all distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred, or may be payable, issuable, distributable or transferable, on or in respect of such Common Shares or any of them on or after the date upon which the Common Shares are taken up and paid for under the Offer and Circular (the "Effective Time"), other than any dividends declared with a record date prior to the Effective Time and paid after the Effective Time, and hereby irrevocably constitutes and appoints any officer of Epsilon as attorney-in-fact of the undersigned with respect to such Common Shares effective from the Effective Time, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

  (a)
  deliver certificates for such Common Shares or transfer ownership of such Common Shares on the account books maintained by the book-entry facility, together with all accompanying evidences of transfer and authenticity, to or upon the order of Epsilon upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price (as defined below);

  (b)
  present certificates for such Common Shares for cancellation and transfer on the register for the Common Shares; and

  (c)
  receive all benefits and otherwise exercise all rights of beneficial ownership of such Common Shares, subject to the next paragraph, all in accordance with the terms of the Offer and Circular.

        The undersigned hereby represents and warrants that:

  (a)
  the undersigned understands that tendering Common Shares under any one of the procedures described in the Offer and Circular and the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer;

  (b)
  the undersigned has full power and authority to tender, sell, assign and transfer the deposited Common Shares and any and all dividends, distributions, payments, securities, rights, assets or other interests which may be declared, paid, issued, distributed, made or transferred on or in respect of the deposited Common Shares with a record date on or after the date that Epsilon takes up and accepts for purchase the deposited Common Shares, and that when and to the extent Epsilon accepts the Common Shares for payment, Epsilon will acquire good, marketable, and unencumbered title thereto, free and clear of all liens, charges, encumbrances, security interests, claims, restrictions and equities whatsoever, together with all rights and benefits arising therefrom, and the same will not be subject to any adverse claim, provided that any dividends or distributions which may be declared, paid, issued, distributed, made or transferred on or in respect of such Common Shares to Shareholders of record on or prior to the Effective Time shall be for the account of the undersigned;

  (c)
  on request, the undersigned will execute and deliver any additional documents that the Depositary or Epsilon deems necessary or desirable to complete the assignment, transfer, and purchase of the Common Shares tendered hereby; and

  (d)
  the undersigned has received and agrees to all of the terms of the Offer and Circular.

        The names and addresses of the registered owners should be printed, if they are not already printed above, as they appear on the certificates representing Common Shares tendered hereby. The certificates and the number of Common Shares that the undersigned wishes to tender should be indicated in the appropriate boxes.

        The undersigned understands that the Company offers to purchase the Common Shares at a price of US$3.06 per Common Share (the "Purchase Price") for Common Shares validly tendered and not withdrawn pursuant to the Offer and Circular.

        Upon the terms and subject to the conditions of the Offer, if more than 2,000,000 Common Shares, or such greater number of Common Shares as the Company may elect to purchase, subject to applicable law, have been properly tendered and not properly withdrawn prior to the Expiration Time, the Company will purchase properly tendered Common Shares on the basis as follows: (1) First, subject to the conditional tender provisions described in Section 7 of the Offer to Purchase "Conditional Tender of Common Shares", the Company will purchase all Common Shares properly tendered and not properly withdrawn on a pro rata basis with appropriate adjustments to avoid purchases of fractional shares (except for shares that were tendered conditionally for which any condition was not satisfied), as described in the Offer to Purchase; and (2) Second, if necessary to permit the Company to purchase 2,000,000 Common Shares (or such greater number of Common Shares as it may elect to purchase, subject to applicable law), Common Shares conditionally tendered (for which the condition was not initially satisfied) and not properly withdrawn, will, to the extent feasible, be selected for purchase by random lot. To be eligible for purchase by random lot, Shareholders whose Common Shares are conditionally tendered must have tendered all of their Common Shares. See Section 3 of the Offer to Purchase "Number of Common Shares and Proration of Tenders."

        All Tenders will be subject to adjustment to avoid the purchase of fractional shares (with fractions rounded down to the nearest whole Common Share).

        Certificates for all Common Shares not purchased will be returned (in the case of certificates representing Common Shares all of which are not purchased), or replaced with new certificates/DRS advice representing the balance of Common Shares not purchased (in the case of certificates representing Common Shares of which less than all are purchased), promptly after the Expiration Date or termination of the Offer without expense to the tendering Shareholder.

        The undersigned recognizes that under certain circumstances set forth in the Offer and Circular, Epsilon may terminate or amend the Offer or may not be required to purchase any of the Common Shares tendered hereby or may accept for payment, in accordance with the applicable proration and conditional tender provisions relating to Common Shares tendered, fewer than all of the Common Shares tendered hereby. See Section 3 "Number of Common Shares and Proration of Tenders" and Section 7 "Conditional Tender of Common Shares" of the Offer to Purchase. The undersigned understands that certificate(s) for any Common Shares not tendered or not purchased will be returned to the undersigned at the address indicated below. The undersigned recognizes that Epsilon has no obligation to transfer any certificates for Common Shares from the name of their registered owner.

        The undersigned understands that acceptance of Common Shares by Epsilon for payment will constitute a binding agreement between the undersigned and the Company, effective as of the Expiration Time on the Expiration Date, upon the terms and subject to the conditions of the Offer and Circular.

        The undersigned understands that payment for Common Shares accepted for payment pursuant to the Offer and Circular will be made by depositing the aggregate Purchase Price for such Common Shares with the Depositary, which will act as agent for the tendering Shareholders for the purpose of receiving payment from Epsilon and transmitting such payment to the tendering Shareholders. Receipt of payment by the Depositary will be deemed to constitute receipt of payment thereof by persons tendering Common Shares. Under no circumstances will interest accrue or be paid by Epsilon or the Depositary, regardless of any delay in making such payment or otherwise.

        The undersigned understands that a tendering Shareholder may condition his or her tender of Common Shares upon the Company purchasing a specified minimum number of the Common Shares tendered, all as described in Section 7 of the Offer to Purchase "Conditional Tender of Common Shares." Unless at least the minimum number of Common Shares indicated in Box A below are purchased by the Company pursuant to the terms of the Offer, none of the Common Shares tendered by you will be purchased. It is the tendering Shareholder's responsibility to calculate the minimum number of Common Shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor before completing this section. Unless the first box in Box A has been checked and a minimum specified, the undersigned understands that his or her tender will be deemed unconditional.

        The undersigned instructs Epsilon and the Depositary to issue the cheque, payable in U.S. funds, for the Purchase Price for such of the tendered Common Shares as are purchased as indicated in Box B "Payment Instructions" mailed by first-class mail, postage prepaid, to the address indicated in Box C "Delivery Instructions" unless otherwise indicated in Box D "Hold for Pick-Up," or to send via wire transfer, payable in U.S. funds, for the Purchase Price for such of the tendered Common Shares as are purchased, in accordance with the wire transfer instructions provided in Box F "Wire Transfer Instructions."

        All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer and Circular, this tender is irrevocable.

        If a certificate representing Common Shares has been lost, stolen or destroyed, this Letter of Transmittal, including Box K "Lost, Stolen or Destroyed Certificates" and Box L "Lost Certificates," if applicable, should be completed as fully as possible and forwarded to the Depositary, together with a letter describing the loss, theft or destruction and providing a telephone number. The Depositary will respond with the replacement requirements, which includes certain additional documents that must be signed in order to obtain replacement certificate(s) and the payment of the required lost certificate fee.

        The undersigned agrees not to vote any of the tendered Common Shares taken up and paid for under the Offer, or distributions on such Common Shares consisting of securities, at any meeting and not to exercise any of the other rights or privileges attaching to any of such tendered Common Shares or distributions consisting of securities, or otherwise act with respect thereto. The undersigned agrees further to execute and deliver to Epsilon, provided not contrary to any applicable law, at any time and from time to time, as and when requested by, and at the expense of Epsilon, any and all instructions of proxy, authorization or consent, in form and on terms satisfactory to Epsilon, in respect of any such tendered Common Shares or distributions consisting of securities. The undersigned agrees further to designate in any such instruments of proxy the person or persons specified by Epsilon as the proxy holder of the undersigned in respect of such tendered Common Shares or distributions consisting of securities.

        By reason of the use by the undersigned of an English language form of Letter of Transmittal, the parties shall be deemed to have required that any contract evidenced by the Offer and Circular as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une lettre d 'envoi en langue anglaise par le soussigné, les parties sont présumées avoir requis que tout contrat atteste par l'offre et son acceptation par cette d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en langue anglaise.

BOX A
CONDITIONAL TENDER
(See Instruction 5)

A tendering stockholder may condition his or her tender of Common Shares upon the Company purchasing a specified minimum number of the Common Shares tendered, all as described in Section 7 of the Offer to Purchase "Conditional Tender of Common Shares." Unless at least the minimum number of Common Shares you indicate below are purchased by the Company pursuant to the terms of the Offer, none of the Common Shares tendered by you will be purchased. It is the tendering stockholder's responsibility to calculate the minimum number of Common Shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor before completing this section. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

  ☐        The minimum number of Common Shares that must be purchased from me, if any are purchased from me, is:                  Common Shares.

        If, because of proration, the minimum number of Common Shares designated will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her Common Shares and checked this box:

  ☐        The tendered Common Shares represent all Common Shares held by the undersigned.

BOX B PAYMENT INSTRUCTIONS	BOX C DELIVERY INSTRUCTIONS
(See Instruction 8)	(See Instruction 8)
ISSUE CHEQUE IN THE NAME OF: (please print)	SEND CHEQUE / RETURN CERTIFICATE TO (Unless Box D is checked): (please print)

(Name)	(Name)

(Street Address and Number)	(Street Address and Number)

(City and Province or State)	(City and Province or State)

(Country and Postal (Zip) Code)	(Country and Postal (Zip) Code)

(Telephone—Business Hours)

(Social Insurance or Social Security Number)

BOX D HOLD FOR PICK-UP	BOX E GUARANTEED DELIVERY
(See Instruction 8)
☐ Hold certificates/DRS advice and/or cheques for Common Shares for pick-up.	CHECK HERE ☐ IF COMMON SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TORONTO OFFICE OF THE DEPOSITARY AND COMPLETE THE FOLLOWING (please print or type)
Name of Registered Holder Date of Guaranteed Delivery Name of Institution which Guaranteed Delivery

BOX F
WIRE TRANSFER INSTRUCTIONS

(See Instruction 8)

  *
  PLEASE NOTE THAT THERE IS A $100 BANKING FEE ON WIRE PAYMENTS. ALTERNATIVELY, CHEQUE PAYMENTS ARE ISSUED AT NO ADDITIONAL COST

  *
  IF WIRE DETAILS ARE INCORRECT OR INCOMPLETE, COMPUTERSHARE WILL ATTEMPT TO CONTACT YOU AND CORRECT THE ISSUE. HOWEVER, IF WE CANNOT CORRECT THE ISSUE PROMPTLY, A CHEQUE WILL BE AUTOMATICALLY ISSUED AND MAILED TO THE ADDRESS ON RECORD. NO FEES WILL BE CHARGED

Please provide email address and phone number in the event that we need to contact you for corrective measures:

EMAIL ADDRESS:                                    PHONE NUMBER:

**Beneficiary Name(s) that appears on the account at your financial institution—this MUST be the same name and address that your shares are registered to

**Beneficiary Address (Note: PO Boxes will not be accepted) **City	**Province/State	**Postal Code/Zip Code

**Beneficiary Bank/Financial Institution

**Bank Address **City	**Province/State	**Postal Code/Zip Code

PLEASE ONLY COMPLETE THE APPLICABLE BOXES BELOW, AS PROVIDED BY YOUR FINANCIAL INSTITUTION. YOU ARE NOT REQUIRED TO COMPLETE ALL BOXES

**Bank Account No.	Bank No. & Transit No. (Canadian Banks)	ABA/Routing No. (US Banks)

	(3 digits & 5 digits)	(9 digits)
SWIFT or BIC Code	IBAN Number	Sort Code (GBP)

(11 characters—if you only have eight, put 'XXX' for the last three)

Additional Notes and special routing instructions:

**Mandatory fields

BOX G
JURISDICTION OF RESIDENCE—TO BE COMPLETED BY ALL SHAREHOLDERS

(See Instruction 12)

The owner signing this Box G represents that the Shareholder [☐ is] [☐ is not] a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

A "U.S. Shareholder" is any Shareholder that is either (A) providing an address below that is located within the United States or any territory or possession thereof; or (B) a U.S. person for United States federal tax purposes (as further described in Instruction 12).

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid United States backup withholding you must complete the IRS Form W-9 enclosed herewith or otherwise provide certification that you are exempt from backup withholding, as provided in the Instructions. If you are not a U.S. Shareholder and you provide an address that is located in the United States, you must complete an appropriate IRS Form W-8. If you require an IRS Form W-8, please go to the IRS website, www.irs.gov. All Shareholders are urged to consult their own tax advisors to determine which forms should be used and whether they are exempt from backup withholding.

The owner signing this Box G represents that the Shareholder [☐ is] [☐ is not] a resident of Canada for purposes of the Income Tax Act (Canada).

Note: A non-resident of Canada is a person that is not resident, or deemed to be resident, in Canada for purposes of the Income Tax Act (Canada) or a partnership that is not a "Canadian partnership" as defined in the Income Tax Act (Canada).

BOX H SHAREHOLDER(S) SIGN HERE	BOX I GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 7)	(See Instruction 1, 2 and 7)

Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) or on a DRS advice position listing or by person(s) authorized to become registered owner(s) by certificate(s) and documents transmitted with this Letter of Transmittal. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the full title.

Signature(s) of Shareholder or authorized representative

Name(s) (please print)

Address

(Include Postal Code or Zip Code)

Area Code and Telephone Number

TIN; SSN; SIN

Shareholders must provide their Social Insurance No.; U.S. Shareholders must provide their Taxpayer Identification No. or Social Security No. and complete the enclosed Form W-9.

Date	Authorized Signature Name(s) (please print) Title Name of Firm Address (Include Postal Code or Zip code) Area Code and Telephone Number Date

BOX J
CURRENCY ELECTION

☐
Check here if you wish to have your cash entitlement paid in Canadian dollars (CAD$)

All cash payments will be made in United States dollars, unless Shareholders elect to use the Depositary's currency exchange services to convert their payment into, and have such payment made, in Canadian dollars by checking the box above. If you do not check the above box, your payment will be issued in United States dollars.

Notice: By checking the box above, you acknowledge and agree that (a) the exchange rate for one United States dollar expressed in Canadian dollars will be the rate available from the Depositary, in its capacity as foreign exchange service provider, on the date on which the funds are converted, which rate will be based on the prevailing market rate on such date, (b) the risk of any fluctuations in such rate, including risks relating to the particular date and time at which funds are converted, will be solely borne by the Shareholder, and (c) the Depositary may earn commercially reasonable spread between its exchange rate and the rate used by any counterpart from which it purchases the elected currency. The Depositary will act as principal in such currency conversion transactions. If you wish to receive your payment in Canadian dollars, your certificate(s) and this validly-completed and duly-signed Letter of Transmittal must be delivered to the Depositary.

BOX K
LOST, STOLEN OR DESTROYED CERTIFICATES

To be completed ONLY if certificates representing Common Shares being tendered have been lost, stolen or destroyed. The undersigned either (check one):

☐
lost his or her certificate(s) representing Common Shares;

☐
had his or her certificate(s) representing Common Shares stolen; or

☐
had his or her certificate(s) representing Common Shares destroyed.

If a certificate representing Common Shares has been lost, stolen or destroyed, this Letter of Transmittal, refer to Box L below.

BOX L
LOST CERTIFICATES

If your lost certificate(s) forms part of an estate or trust, or are valued at more than CAD$200,000.00, please contact the Depositary for additional instructions. Any person who, knowingly and with intent to defraud any insurance company or other person, files a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime.

Premium Calculation:

# of Epsilon Common Shares X CAD$0.12= Premium Payable CAD$
# of Epsilon Common Shares X US$0.08= Premium Payable US$
NOTE: Payment NOT required if premium is less than CAD$5.00.

I enclose my certified cheque, bank draft or money order payable to Computershare Trust Company of Canada.

STATEMENT OF LOST CERTIFICATES:

The undersigned (solitarily, jointly and severally, if more than one) represents and agrees to the following: (i) the undersigned is (and, if applicable, the registered owner of the Original(s), at the time of their death, was) the lawful and unconditional owner of the Original(s) and is entitled to the full and exclusive possession thereof; (ii) the missing certificate(s) representing the Original(s) have been lost, stolen or destroyed, and have not been endorsed, cashed, negotiated, transferred, assigned, pledged, hypothecated, encumbered in any way, or otherwise disposed of; (iii) a diligent search for the certificate(s) has been made and they have not been found; and (iv) the undersigned makes this Statement for the purpose of transferring or exchanging the Original(s) (including, if applicable, without probate or letters of administration or certification of estate trustee(s) or similar documentation having been granted by any court), and hereby agrees to surrender the certificate(s) representing the Original(s) for cancellation should the undersigned, at any time, find the certificate(s).

The undersigned hereby agrees, for myself and my heirs, assigns and personal representatives, in consideration of the transfer or exchange of the Original(s), to completely indemnify, protect and hold harmless Epsilon, Aviva Insurance Company of Canada and Computershare Trust Company of Canada each of their lawful successors and assigns, and any other party to the transaction (the "Obligees"), from and against all losses, costs and damages, including court costs and attorneys' fees that they may be subject to or liable for in respect of the cancellation and/or replacement of the Original(s) and/or the certificate(s) representing the Original(s) and/or the transfer or exchange of the Originals represented thereby, upon the transfer, exchange or issue of the Originals and/or a cheque for any cash payment. The rights accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligations on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest, or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred. I acknowledge that a fee of 3% per lost Epsilon share is payable by the undersigned. Surety protection for the Obligees is provided under Blanket Lost Original Instruments/Waiver of Probate or Administration Bond No. 35900-16 issued by Aviva Insurance Company of Canada.

 INSTRUCTIONS

Forming Part of the Terms of the Offer

1.     Guarantee of Signatures.

  No signature guarantee is required if:

  (a)
  this Letter of Transmittal is signed by the registered holder of the Common Shares exactly as the name of the registered holder appears on the Share certificate deposited with this Letter of Transmittal and payment and delivery are to be made directly to such registered holder; or

  (b)
  such Common Shares are deposited for the account of a Canadian Schedule I chartered bank, a commercial bank or trust company in the United States, a member of the Securities Transfer Agents Medallion Program ("STAMP"), a member of the Stock Exchange Medallion Program ("SEMP") or a member of New York Stock Exchange Medallion Signature Program ("MSP") (each such entity, an "Eligible Institution").

  In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal by completing Box I "Guarantee of Signature(s)." See Instruction 7 of this Letter of Transmittal.

2.     Delivery of Letter of Transmittal and Certificates—Guaranteed Delivery Procedures.

  Certificates for all physically tendered Common Shares together with a properly completed and duly executed Letter of Transmittal, and any other documents required by this Letter of Transmittal, should be hand delivered, couriered or mailed to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to the Expiration Date.

  Shareholders whose certificates are not immediately available or who cannot deliver certificates for Common Shares and all other required documents to the Depositary prior to the Expiration Date may only tender their Common Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery substantially in the form provided by the Company with the Offer to the Depositary prior to the Expiration Date, which must include a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery, and by otherwise complying with the guaranteed delivery procedure set forth in the Offer to Purchase under "Procedure for Depositing Common Shares—Guaranteed Delivery." Pursuant to such guaranteed delivery procedure, the certificates for all physically tendered Common Shares, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed photocopy thereof), or Agent's Message in lieu thereof in the case of a book-entry transfer, relating to such Common Shares, with signatures guaranteed if so required in accordance with this Letter of Transmittal, and all other documents required by this Letter of Transmittal, must be received by the Toronto, Ontario office of the Depositary, before 5:00 p.m. (Eastern Standard time) on or before the second trading day on the NASDAQ Global Market after the Expiration Date.

  The Notice of Guaranteed Delivery may be hand delivered, couriered, mailed or emailed to the Toronto, Ontario office of the Depositary listed in the Notice of Guaranteed Delivery, and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For Common Shares to be validly tendered pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery prior to the Expiration Date.

  Notwithstanding any other provision hereof, payment for Common Shares tendered and accepted for payment pursuant to the Offer to Purchase will be made only after timely receipt by the Depositary of certificates for such Common Shares, or timely confirmation of the book-entry transfer of such Common Shares, a properly completed and duly executed Letter of Transmittal

  (or a manually executed photocopy thereof) relating to such Common Shares, with signatures that are guaranteed if so required, or a Book-Entry Confirmation or Agent's Message (as such terms are defined in the Offer) with signatures that are guaranteed, if so required, and any other documents required by the Letter of Transmittal.

  The tender information specified in a Notice of Guaranteed Delivery by a person completing such Notice of Guaranteed Delivery will, in all circumstances, take precedence over the tender information that is specified in the related Letter of Transmittal that is subsequently delivered.

  The method of delivery of all documents, including certificates for Common Shares, is at the election and risk of the tendering Shareholder. Delivery is only effective upon receipt by the Depositary. If delivery is by mail, it is recommended that all such documents be sent by properly insured registered mail with return receipt requested. In all cases, it is suggested that mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Depositary on or prior to such time.

  The Company will not purchase any fractional Common Shares. All tendering Shareholders, by execution of this Letter of Transmittal (or a manually executed photocopy of it), waive any right to receive any notice of the acceptance of their tender.

3.     Inadequate Space.

  If the space provided in the box captioned "Description of Common Shares Deposited" is inadequate, the certificate numbers and/or the number of Common Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4.     Partial Deposits and Unpurchased Common Shares.

  If fewer than all of the Common Shares evidenced by any certificate are to be tendered, fill in the number of Common Shares which are to be deposited in the column entitled "Number of Common Shares Deposited." In such case, if any tendered Common Shares are purchased, a new certificate for the remainder of the Common Shares evidenced by the old certificate(s) will be issued and sent to the registered holder, promptly after the Expiration Date. See Section 12 of the Offer to Purchase "Return of Common Shares." All Common Shares represented by the certificate(s) listed and delivered to the Depositary are deemed to have been deposited unless otherwise indicated.

5.     Conditional Tenders.

  As described in Sections 3 "Number of Common Shares and Proration of Tenders" and 7 "Conditional Tender of Common Shares" of the Offer to Purchase, Shareholders may condition their tenders on all or a minimum number of their tendered Common Shares being purchased.

  If you wish to make a conditional tender, you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal and, if applicable, in the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Common Shares that must be purchased from you if any are to be purchased from you. As discussed in Sections 3 and 7 of the Offer to Purchase, proration may affect whether the Company accepts conditional tenders and may result in Common Shares tendered pursuant to a conditional tender being deemed withdrawn if the required minimum number of shares would not be purchased. If, because of proration, the minimum number of Common Shares that you designate will not be purchased, the Company may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your Common Shares and checked the box so indicating.

  Upon selection by lot, if any, the Company will limit its purchase in each case to the designated minimum number of Common Shares. All tendered Common Shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

  The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of Common Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Common Shares by the stockholder, rather than the payment of a dividend to the stockholder, for U.S. federal income tax purposes. It is the tendering stockholder's responsibility to calculate the minimum number of Common Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than distribution) treatment for U.S. federal income tax purposes. Each stockholder is urged to consult his or her own tax advisor. No assurances can be provided that a conditional tender will achieve the intended U.S. federal income tax results in all cases. See Section 16 of the Circular "United States Federal Income Tax Considerations."

6.     Order of Purchase in Event of Proration.

  As described in Sections 3 "Number of Common Shares and Proration of Tenders" and 7 "Conditional Tender of Common Shares" of the Offer to Purchase. Shareholders may designate the order in which their Common Shares are to be purchased in the event of proration. The order of purchase may have an effect on the U.S. federal income tax classification of any gain or loss on the Common Shares purchased. See Section 3 of the Offer to Purchase and Section 16 of the Circular "United States Federal Income Tax Considerations."

7.     Signatures on Letter of Transmittal, Stock Transfer Powers and Endorsements.

  (a)
  If this Letter of Transmittal is signed by the registered holder(s) of the Common Shares deposited hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate without any change whatsoever.

  (b)
  If the Common Shares are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

  (c)
  If any deposited Common Shares are registered in different names on several certificates/DRS advices, it will be necessary to complete, sign, and submit as many separate Letters of Transmittal as there are different registrations of certificates/DRS advices.

  (d)
  When this Letter of Transmittal is duly executed by the registered owner(s) of the Common Shares listed and transmitted hereby, no endorsements of certificate(s) representing such Common Shares or separate stock powers are required unless payment is to be made, or the certificates/DRS advices for Common Shares not tendered by the undersigned or not purchased by the Corporation, are to be issued, to a person other than the registered owner(s). Any signature(s) required on such certificates or stock powers must be guaranteed by an Eligible Institution. If this Letter of Transmittal is duly executed by a person other than the registered owner of the certificate(s) listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificate, and signatures on such certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. An ownership declaration, which can be obtained from the Depositary, must also be completed and delivered to the Depositary. See Instruction 1 in this Letter of Transmittal.

  (e)
  If this Letter of Transmittal or any certificates or stock transfer powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to Epsilon of their authority so to act.

8.     Special Payment Instructions.

  Complete Box B "Payment Instructions" if cheques or new certificates/DRS advices are to be sent to someone other than the undersigned. If a cheque in payment for Common Shares tendered or new Common Share certificates/DRS advices are to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, then Box D "Hold for Pick-Up" on this Letter of Transmittal must be completed. Complete Box F "Wire Transfer Instructions" if payment for Common Shares tendered is to be sent via wire transfer.

9.     Restricted Stock Units.

  Holders of restricted stock unit awards may not tender such restricted stock units in the Offer unless and until the underlying shares have vested and the restrictions on such awards have lapsed. Once shares underlying the restricted stock unit awards have vested and the restrictions on such awards have lapsed, some or all of such shares may be tendered.

10.   Irregularities.

  All questions as to the number of Common Shares to be accepted, the price to be paid therefor, the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any deposit of Common Shares will be determined by Epsilon, in its sole discretion, which determination shall be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding in a court of competent jurisdiction or as required by law. Epsilon reserves the absolute right to reject any deposits of Common Shares determined by it not to be in proper form or completed in accordance with the instructions in the Offer and Circular and in this Letter of Transmittal or the acceptance for payment of or payment for which may, in the opinion of Epsilon's counsel, be unlawful. Epsilon also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in the deposit of any particular Common Shares and Epsilon's interpretation of the terms of the Offer (including the instructions in the Offer and this Letter of Transmittal) will be final and binding on all parties, except as otherwise finally determined in a subsequent judicial proceeding in a court of competent jurisdiction or as required by law. No individual deposit of Common Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. The Company will not be liable for failure to waive any condition of the Offer and Circular or any defect or irregularity in any tender of Common Shares. Unless waived, any defects or irregularities in connection with deposits must be cured within such time as Epsilon shall determine. None of Epsilon, the Depositary nor any other person is or will be obligated to give notice of defects or irregularities in deposits, nor shall any of them incur any liability for failure to give any such notice. Epsilon's interpretation of the terms and conditions of the Offer and Circular, and including this Letter of Transmittal and the Notice of Guaranteed Delivery, will be final and binding, except as otherwise finally determined in a subsequent judicial proceeding in a court of competent jurisdiction or as required by law.

11.   Questions and Requests for Assistance and Additional Copies.

  Questions and requests for assistance may be directed to the Depositary at the addresses and telephone numbers set forth herein. Additional copies of the Offer, the Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from your local broker, dealer, commercial bank or trust company.

12.   Jurisdiction of Residence.

  Each Shareholder depositing Common Shares to the Depositary must represent as to whether or not such Shareholder is a resident of Canada for purposes of the Tax Act by completing Box G. If no box is checked in Box G "Jurisdiction of Residence," no valid tender is made.

  In order to avoid "backup withholding" of United States income tax on payments made on the Common Shares, a Shareholder that is a U.S. holder (as defined below) must generally provide the person's correct taxpayer identification number ("TIN") on the enclosed IRS Form W-9 above and certify, under penalties of perjury, that such number is correct, that such Shareholder is not subject to backup withholding, and that such Shareholder is a U.S. person (including a U.S. resident alien). If the correct TIN is not provided or if any other information is not correctly provided, payments made with respect to the Common Shares may be subject to backup withholding of 24%. For the purposes of this Letter of Transmittal, a "U.S. holder" or "U.S. person" means: a beneficial owner of Common Shares that, for United States federal income tax purposes, is (a) a citizen or resident of the United States, (b) a corporation, or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States tax purposes that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia.

  Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

  Certain persons (including, among others, corporations, certain "not-for-profit" organizations, and certain non-U.S. persons) are not subject to backup withholding. A Shareholder that is a U.S. holder should consult his or her tax advisor as to the shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

  The TIN for an individual United States citizen or resident is the individual's social security number enclosed IRS. If the Shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, then the Shareholder should write "Applied For" in the space for the TIN in part I of the enclosed IRS Form W-9 and sign and date the IRS Form W-9. Please consult the instructions included in the enclosed IRS Form W-9 for further guidance.

  Failure to furnish TIN—If you fail to furnish your correct TIN, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. Non-U.S. holders receiving payments in the U.S. should return a completed Form W-8BEN, a copy of which is available from the Depositary upon request.

Number of Common Shares held by a non-resident or held for, on behalf, or for the benefit of, a non-resident	Country of Residence

13.   Governing Law.

  The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Alberta and the laws of Canada applicable therein.

14.   Privacy Notice.

  Computershare is committed to protecting your personal information. In the course of providing services to you and Computershare's corporate clients, Computershare receives non-public personal information about you from transactions it performs for you, forms you send the Computershare, other communications Computershare has with you or your representatives, etc. This information could include your name, contact details (such as residential address, correspondence address, email address), social insurance number, survey responses, securities holdings and other financial information. Computershare uses this to administer your account, to better serve your and its clients' needs and for other lawful purposes relating to its services. Computershare may transfer personal information to other companies in or outside of Canada that provide data processing and storage or other support in order to facilitate the services it provides. Where Computershare shares your personal information with other companies to provide services to you, Computershare ensures the ones to whom it sends your information have adequate safeguards to protect your personal information. Computershare also ensures the protection of rights of data subjects under the General Data Protection Regulation, where applicable. Computershare has prepared a Privacy Code to tell you more about our information practices, how your privacy is protected and how to contact its Chief Privacy Officer. This Privacy Code is available at Computershare's website, www.computershare.com, or by writing to us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing in order to process your request and will treat your signature(s) as your consent to us so doing.

  IMPORTANT: This Letter of Transmittal or manually signed photocopy of it (together with certificates for Common Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary on or before the Expiration Date.

Form W-9 (Rev. October 2018) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification > Go to www.irs.gov/FormW9 for instructions and the latest information.	Give Form to the requester. Do not send to the IRS.

Print or type.
See Specific Instructions on page 3.

1 Name (as shown on your income tax return). Name is required on this line; do not leave this line blank.

2 Business name/disregarded entity name, if different from above

3 Check appropriate box for federal tax classification of the person whose name is entered on line 1. Check only one of the following seven boxes.

☐ Individual/sole proprietor or    ☐ C Corporation    ☐ S Corporation    ☐ Partnership    ☐ Trust/estate
      single-member LLC

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3): Exempt payee code (if any) _____
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=Partnership) > _____

Note: Check the appropriate box in the line above for the tax classification of the single-member owner. Do not check LLC if the LLC is classified as a single-member LLC that is disregarded from the owner unless the owner of the LLC is another LLC that is not disregarded from the owner for U.S. federal tax purposes. Otherwise, a single-member LLC that is disregarded from the owner should check the appropriate box for the tax classification of its owner.

Exemption from FATCA reporting code (if any) _____
☐ Other (see instructions) >	(Applies to accounts maintained outside the U.S.)

5 Address (number, street, and apt. or suite no.) See instructions.	Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN, later.

Note: If the account is in more than one name, see the instructions for line 1. Also see What Name and Number To Give the Requester for guidelines on whose number to enter.

Social security number

	–	–

or

Employer identification number

–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2.
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3.	I am a U.S. citizen or other U.S. person (defined below); and
4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here	Signature of U.S. person >	Date >

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to www.irs.gov/FormW9.

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

• Form 1099-INT (interest earned or paid)

• Form 1099-DIV (dividends, including those from stocks or mutual funds)

• Form 1099-MISC (various types of income, prizes, awards, or gross proceeds)

• Form 1099-B (stock or mutual fund sales and certain other transactions by brokers)

• Form 1099-S (proceeds from real estate transactions)

• Form 1099-K (merchant card and third party network transactions)

• Form 1098 (home mortgage interest), 1098-E (student loan interest), 1098-T (tuition)

• Form 1099-C (canceled debt)

• Form 1099-A (acquisition or abandonment of secured property)

     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

     If you do not return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See What is backup withholding, later.

Cat. No. 10231X	Form W-9 (Rev. 10-2018)

Form W-9 (Rev. 10-2018)	Page 2

     By signing the filled-out form, you:

     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

     2. Certify that you are not subject to backup withholding, or

     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income, and

     4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct. See What is FATCA reporting, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

• An individual who is a U.S. citizen or U.S. resident alien;

• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;

• An estate (other than a foreign estate); or

• A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners' share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

     In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States.

• In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity;

• In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust; and

• In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

     2. The treaty article addressing the income.

     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

     4. The type and amount of income that qualifies for the exemption from tax.

     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

     If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

     1. You do not furnish your TIN to the requester,

     2. You do not certify your TIN when required (see the instructions for Part II for details),

     3. The IRS tells the requester that you furnished an incorrect TIN,

     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

     Certain payees and payments are exempt from backup withholding. See Exempt payee code, later, and the separate Instructions for the Requester of Form W-9 for more information.

     Also see Special rules for partnerships, earlier.

What is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Form W-9 (Rev. 10-2018)	Page 3

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; do not leave this line blank. The name should match the name on your tax return.

     If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

     a. Individual. Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note: ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040/1040A/1040EZ you filed with your application.

     b. Sole proprietor or single-member LLC. Enter your individual name as shown on your 1040/1040A/1040EZ on line 1. You may enter your business, trade, or "doing business as" (DBA) name on line 2.

     c. Partnership, LLC that is not a single-member LLC, C corporation, or S corporation. Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

     d. Other entities. Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on line 2.

     e. Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a "disregarded entity." See Regulations section 301.7701-2(c)(2)(iii). Enter the owner's name on line 1. The name of the entity entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2, "Business name/disregarded entity name." If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, you may enter it on line 2.

Line 3

Check the appropriate box on line 3 for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3.

IF the entity/person on line 1 is a(n) . . .	THEN check the box for . . .

• Corporation	Corporation

• Individual • Sole proprietorship, or • Single-member limited liability company (LLC) owned by an individual and disregarded for U.S. federal tax purposes.	Individual/sole proprietor or single-member LLC

• LLC treated as a partnership for U.S. federal tax purposes,
• LLC that has filed Form 8832 or 2553 to be taxed as a corporation, or
• LLC that is disregarded as an entity separate from its owner but the owner is another LLC that is not disregarded for U.S. federal tax purposes.	Limited liability company and enter the appropriate tax classification. (P= Partnership; C= C corporation; or S= S corporation)

• Partnership	Partnership

• Trust/estate	Trust/estate

Line 4, Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

     The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space in line 4.

     1 – An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

     2 – The United States or any of its agencies or instrumentalities

     3 – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     4 – A foreign government or any of its political subdivisions, agencies, or instrumentalities

     5 – A corporation

     6 – A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession

     7 – A futures commission merchant registered with the Commodity Futures Trading Commission

     8 – A real estate investment trust

     9 – An entity registered at all times during the tax year under the Investment Company Act of 1940

     10 – A common trust fund operated by a bank under section 584(a)

     11 – A financial institution

     12 – A middleman known in the investment community as a nominee or custodian

     13 – A trust exempt from tax under section 664 or described in section 4947

Form W-9 (Rev. 10-2018)	Page 4

     The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .

Interest and dividend payments	All exempt payees except for 7

Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.

Barter exchange transactions and patronage dividends	Exempt payees 1 through 4

Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]

Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

     A – An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

     B – The United States or any of its agencies or instrumentalities

     C – A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities

     D – A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i)

     E – A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i)

     F – A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

     G – A real estate investment trust

     H – A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

     I – A common trust fund as defined in section 584(a)

     J – A bank as defined in section 581

     K – A broker

     L – A trust exempt from tax under section 664 or described in section 4947(a)(1)

     M – A tax exempt trust under a section 403(b) plan or section 457(g) plan

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, write NEW at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

     If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See What Name and Number To Give the Requester, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at www.SSA.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/Businesses and clicking on Employer Identification Number (EIN) under Starting a Business. Go to www.irs.gov/Forms to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to www.irs.gov/OrderForms to place an order and have Form W-7 and/or SS-4 mailed to you within 10 business days.

     If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

     For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see Exempt payee code, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

Form W-9 (Rev. 10-2018)	Page 5

     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4.	Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*

For this type of account:		Give name and EIN of:

8.	Disregarded entity not owned by an individual	The owner
9.	A valid trust, estate, or pension trust	Legal entity[4]
10.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12.	Partnership or multi-member LLC	The partnership
13.	A broker or registered nominee	The broker or nominee

For this type of account:		Give name and EIN of:

14.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 You must show your individual name and you may also enter your business or DBA name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships, earlier.

* Note: The grantor also must provide a Form W-9 to trustee of trust.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information such as your name, SSN, or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

     To reduce your risk:

• Protect your SSN,

• Ensure your employer is protecting your SSN, and

• Be careful when choosing a tax preparer.

     If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

     If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

     For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

     Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

Form W-9 (Rev. 10-2018)	Page 6

     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at spam@uce.gov or report them at www.ftc.gov/complaint. You can contact the FTC at www.ftc.gov/idtheft or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see www.IdentityTheft.gov and Pub. 5027.

     Visit www.irs.gov/IdentityTheft to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.